UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2021

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated January 5, 2021, that was filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2021 (the “Original Form 8-K”), by John Bean Technologies Corporation (the “Company”), concerning the Company’s decision to engage PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm following the completion of the audit services provided by KPMG LLP (“KPMG”) for the year ending December 31, 2020 and the filing of the Company’s 2020 Annual Report on Form 10-K on February 25, 2021.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 5, 2021, management of the Company made the recommendation, and the Audit Committee of the Board of Directors approved, to change the Company’s independent registered public accounting firm, and the Company dismissed KPMG as its independent registered public accounting firm effective immediately following the filing with the SEC of their reports on the Company's consolidated financial statements and the effectiveness of internal controls over financial reporting as of and for the year ended December 31, 2020. On February 25, 2021, when the Company filed its Annual Report on Form 10-K with the SEC, KPMG completed its audits of the Company’s consolidated financial statements and the effectiveness of internal controls over financial reporting as of and for the year ended December 31, 2020, and the Company’s retention of KPMG as its independent registered public accounting firm with respect to the audit of Company’s consolidated U.S. GAAP financial statements ended as of that date.

KPMG audited the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019. The reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2020 contained a paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for credit losses on financial instruments as of January 1, 2020, due to the adoption of Accounting Standard Codification Topic 326, Measurement of Credit Losses on Financial Instruments, and its method of accounting for leases as of January 1, 2019, due to the adoption of Accounting Standard Codification Topic 842, Leases.”

KPMG LLP’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2019 contained a paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019, due to the adoption of Accounting Standard Codification Topic 842, Leases, and its method of accounting for revenue recognition as of January 1, 2018, due to the adoption of Accounting Standard Codification Topic 606, Revenue from Contracts with Customers.”

During the Company’s two most recent years ended December 31, 2020 and 2019, and through February 25, 2021, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the consolidated financial statements for such years. During the years ended December 31, 2020 and 2019, and through February 25, 2021, there have been no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the disclosure it is making in this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not KPMG agrees with the statements related to them made by the Company in this report. A copy of KPMG’s letter dated March 3, 2021 is attached as Exhibit 16 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors made the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm, effective immediately following the filing with the SEC of the report by KPMG on the Company's consolidated financial statements and the effectiveness of internal controls over financial reporting as of and for the year ended December 31, 2020, to perform independent audit services for the fiscal year ending December 31, 2021. During the years ended December 31, 2020 and 2019, and through February 25, 2021, neither the Company nor anyone on its behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by PwC that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
16	Letter dated March 3, 2021 to the Securities and Exchange Commission from KPMG LLP.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: March 3, 2021	By:	/s/ Jessi L. Corcoran
	Name	Jessi L. Corcoran
	Title	Vice President, Corporate Controller and duly authorized officer
(Principal Accounting Officer)